UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: (Date of earliest event reported): June 21, 2005

Chico’s FAS, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-21258	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33912

(Address of Principal Executive Offices)	(Zip code)

(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Ex-3.1 Articles of Restatement of Articles of Incorporation
Ex-3.2 Amended & Restated Bylaws

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On June 21, 2005, the Board of Directors of Chico’s FAS, Inc. (the “Company”) approved amendments to and a restatement of the Company’s By-Laws, which action did not require shareholder approval and which amendments and restatement became effective as of such date. A number of the amendments were technical or conforming only. An identification of certain of the more substantive amendments adopted by the Board is set forth below. The following listing of the amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Amended and Restated By-Laws, which is attached as Exhibit 3.2 and incorporated by reference herein.

     The amendments to the Company’s By-Laws provide for, among other things, (i) the definition of the presiding officer for both stockholder and Board of Directors meetings, (ii) the granting of authority to the Chief Executive Officer (the “CEO”) to appoint one or more Vice Presidents, one or more Assistant Secretaries and Assistant Treasurers, and to remove and/or fill vacancies related to officers appointed by the CEO, (iii) changes to the indemnification provisions to clarify that those persons indemnified by the Company shall be indemnified against all liabilities, judgments, amounts paid in settlement, penalties and fines and that such indemnification provisions shall be available only if such persons to be indemnified acted in good faith and in a manner such persons reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful, and (iv) clarification of the by-law regarding interested party transactions to specifically set forth the already existing director approval requirements for a conflict of interest transaction.

     Also, by action of the Company’s Board of Directors taken on June 21, 2005, the Company restated its Articles of Incorporation to incorporate within a single document the current provisions of the Company’s Articles of Incorporation, including all previous amendments thereto. No new amendments to the Articles of Incorporation were effectuated by this action. These Articles of Restatement of Articles of Incorporation are attached hereto as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits:

Exhibit 3.1	Articles of Restatement of Articles of Incorporation of Chico’s FAS, Inc.

Exhibit 3.2	Amended and Restated By-Laws of Chico’s FAS, Inc.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: June 24, 2005	By: /s/ Michael J. Kincaid

Michael J. Kincaid, Senior Vice President — Finance and Chief Accounting Officer and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 3.1	Articles of Restatement of Articles of Incorporation of Chico’s FAS, Inc.

Exhibit 3.2	Amended and Restated By-Laws of Chico’s FAS, Inc.